Exhibit 99.2

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

	Historical			Pro Forma
	March 31,	Pro Forma		March 31,
(In thousands, except per share and share amounts)	2012	Adjustments		2012
ASSETS
Current Assets:
Cash and cash equivalents	$47,237	5,000	(1)	$52,237
Accounts receivable, net	45,525	(659	)(2)	44,866
Income taxes receivable	2,141			2,141
Due from unconsolidated communities	16,991	62	(2)	17,053
Deferred income taxes, net	19,845			19,845
Restricted cash	47,736			47,736
Assets held for sale	5,644			5,644
Prepaid expenses and other current assets	8,418	(144	)(2)	8,274
Total current assets	193,537	4,259		197,796
Property and equipment, net	771,668	(183,676	)(2)	587,992
Intangible assets, net	37,807	(774	)(2)	37,033
Investments in unconsolidated communities	42,241	5,097	(3)	47,338
Restricted cash	188,660	(2,813	)(2)	185,847
Restricted investments in marketable securities	2,659			2,659
Assets held in the liquidating trust	23,142			23,142
Other assets, net	13,625	(791	)(2)	12,834
Total assets	$1,273,339	$(178,698)		$1,094,641

LIABILITIES AND EQUITY
Current Liabilities:
Current maturities of debt	$122,475	(118,671	)(2)	$3,804
Outstanding draws on bank credit facility	39,000			39,000
Liquidating trust notes, at fair value	26,255			26,255
Accounts payable and accrued expenses	139,295	(3,892	)(2)	135,403
Due from unconsolidated communities	285			285
Deferred revenue	13,500	(1,870	)(2)	11,630
Entrance fees	19,255			19,255
Self-insurance liabilities	43,185			43,185
Total current liabilities	403,250	(124,433)		278,817
Debt, less current maturities	550,169	(54,574	)(2)	495,595
Investment accounted for under the profit-sharing method	16,674			16,674
Self-insurance liabilities	42,422			42,422
Deferred gains on the sale of real estate and deferred revenues	4,248			4,248
Deferred income tax liabilities	19,845			19,845
Interest rate swap	20,553			20,553
Other long-term liabilities, net	109,780			109,780
Total liabilities	1,166,941	(179,007)		987,934
Equity:
Preferred stock, $0.01 par value, 10,000,000 shares authorized, no shares issued and outstanding	—			—
Common stock, $0.01 par value, 120,000,000 shares authorized, 58,194,923 shares issued and outstanding, net of 599,423 treasury shares	582			582
Additional paid-in capital	489,840			489,840
Retained loss	(383,256)	309	(4)	(382,947)
Accumulated other comprehensive income	(6,284)			(6,284)
Total stockholders’equity	100,882	309		101,191
Noncontrolling interests	5,516			5,516
Total equity	106,398	309		106,707
Total liabilities and equity	$1,273,339	$(178,698)		$1,094,641

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2011

	Historical					Pro Forma
	Twelve Months					Twelve Months
	Ended					Ended
	December 31,	Proforma		Other		December 31,
(In thousands, except per share amounts)	2011	Adjustments		Adjustments		2011

Operating revenue:
Management fees	$96,132	642	(5)			$96,774
Buyout fees	3,685					3,685
Resident fees for consolidated communities	464,064	(10,703	)(6)	(115,626	)(11)	337,735
Ancillary fees	30,544					30,544
Professional fees from development, marketing and other	2,498					2,498
Reimbursed costs incurred on behalf of managed communities	715,290	5,254	(7)			720,544
Total operating revenues	1,312,213	(4,807)		(115,626)		1,191,780
Operating expenses:
Community expense for consolidated communities	333,491	(6,179	)(6)	(93,439	)(11)	233,873
Community lease expense	76,444			(18,513	)(11)	57,931
Depreciation and amortization	37,523	(1,092	)(6)	(6,410	)(11)	30,021
Ancillary expenses	28,396					28,396
General and administrative	114,474					114,474
Carrying costs of liquidating trust assets	2,456					2,456
Provision for doubtful accounts	3,802	(181	)(6)	(582	)(11)	3,039
Gain on financial guarantees and other contracts	(2,100)					(2,100)
Impairment of long-lived assets	12,734					12,734
Costs incurred on behalf of managed communities	719,159	5,254	(7)			724,413
Total operating expenses	1,326,379	(2,198)		(118,944)		1,205,237
(Loss) income from operations	(14,166)	(2,609)		3,318		(13,457)
Other non-operating income (expense):
Interest income	2,060			(6	)(11)	2,054
Interest expense	(18,320)	1,478	(8)			(16,842)
Gain on fair value of pre-existing equity interest from a business combination	11,250					11,250
Gain on fair value of liquidating trust notes	88					88
Other expense	(615)	5	(6)	(1	)(11)	(611)
Total other non-operating (expense) income	(5,537)	1,483		(7)		(4,061)
Gain on the sale and development of real estate and equity interests	8,185					8,185
Sunrise’s share of earnings and return on investment in unconsolidated communities	2,629	624	(10)			3,253
Loss from investments accounted for under the profit-sharing method	(9,806)					(9,806)

(Loss) income from continuing operations before benefit from income taxes	(18,695)	(502)		3,311		(15,886)
Provision for income taxes	(1,771)		(12)		(12)	(1,771)
(Loss) income from continuing operations	$(20,466)	$(502)		$3,311		$(17,657)

Earnings per share data:
Basic net (loss) income per common share (Loss) income from continuing operations	$(0.39)	$(0.01)		$0.06		$(0.34)

Diluted net (loss) income per common share (Loss) income from continuing operations	$(0.39)	$(0.01)		$0.06		$(0.34)

Weighted-average shares outstanding - basic	56,725					56,725
Weighted-average shares outstanding - diluted	56,725					56,725

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2012

	Historical					Pro Forma
	Three Months					Three Months
	Ended					Ended
	March 31,	Proforma		Other		March 31,
(In thousands, except per share amounts)	2012	Adjustments		Adjustments		2012

Operating revenue:
Management fees	$24,315	286	(5)			$24,601
Resident fees for consolidated communities	129,156	(4,457	)(6)	(28,758	)(11)	95,941
Ancillary fees	7,926					7,926
Professional fees from development, marketing and other	200					200
Reimbursed costs incurred on behalf of managed communities	174,073	2,406	(7)			176,479
Total operating revenues	335,670	(1,765)		(28,758)		305,147
Operating expenses:
Community expense for consolidated communities	91,547	(2,819	)(6)	(24,201	)(11)	64,527
Community lease expense	19,236			(4,616	)(11)	14,620
Depreciation and amortization	10,758	(509	)(6)	(1,622	)(11)	8,627
Ancillary expenses	7,458					7,458
General and administrative	28,641					28,641
Carrying costs of liquidating trust	583					583
Provision for doubtful accounts	762	(17	)(6)	(212	)(11)	533
Impairment of long-lived assets	555					555
Costs incurred on behalf of managed communities	174,495	2,406	(7)			176,901
Total operating expenses	334,035	(939)		(30,651)		302,445
Income (loss) from operations	1,635	(826)		1,893		2,702
Other non-operating income (expense):
Interest income	230					230
Interest expense	(7,807)	834	(8)			(6,973)
Gain on fair value from a business combinations, including pre-existing investments	7,066	(2,768	)(9)			4,298
Other expense	632	145	(6)			777
Total other non-operating income (expense)	121	(1,789)		—		(1,668)
Gain on the sale and development of real estate and equity interests	1,058					1,058
Sunrise’s share of earnings (loss) and return on investment in unconsolidated communities	3,461	(30	)(10)			3,431
Loss from investments accounted for under the profit-sharing method	(3,520)					(3,520)

Income (loss) from continuing operations before benefit from income taxes	2,755	(2,645)		1,893		2,003
Provision for income taxes	(580)		(12)		(12)	(580)
Income (loss) from continuing operations	$2,175	$(2,645)		$1,893		$1,423

Earnings per share data:
Basic net income (loss) per common share Income (loss) from continuing operations	$0.03	$(0.05)		$0.03		$0.01

Diluted net income (loss) per common share Income (loss) from continuing operations	$0.02	$(0.05)		$0.03		$0.01

Weighted-average shares outstanding - basic	57,065					57,065
Weighted-average shares outstanding - diluted	58,899					58,899

See accompanying notes to the unaudited pro forma consolidated financial statements.

SUNRISE SENIOR LIVING, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Basis of Presentation

The preparation of the unaudited pro forma consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America.  These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses.  Actual results could differ from those estimates.

The unaudited pro forma consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of our operations or financial position would have been had the transaction occurred on the respective dates assumed, nor is it necessarily indicative of our future operating results or financial position.  However, the pro forma adjustments reflected in the accompanying unaudited pro forma consolidated financial information reflect estimates and assumptions that our management believes to be reasonable.

Note 2 — Pro Forma Adjustments

The unaudited pro forma consolidated balance sheet at March 31, 2012 reflects the following adjustments as if the disposition had occurred on that date:

(1)          Record cash received from contribution of assets and liabilities to the venture.

(2)          Record disposition of assets and liabilities contributed to the venture.

(3)          Record a 45% interest in the venture.

(4)          Record recognition of deferred revenue partially offset by the acceleration of deferred financing costs as a result of the transaction.

The unaudited pro forma consolidated statements of operations for the twelve months ended December 31, 2011 and the three months ended March 31, 2012 reflect the following adjustments as if the disposition had occurred on January 1, 2011:

(5)          Record management fee earned from communities in the venture.

(6)          Eliminate revenue and expenses related to communities contributed to the venture.

(7)          Record reimbursed cost and cost incurred on behalf of managed communities associated with the communities in the venture.

(8)          Eliminate interest expense associated with the debt associated with communities contributed to the venture.

(9)          Eliminate gain on fair value resulting from a business combination associated with certain communities contributed to the venture.

(10)    Adjust share of loss associated with communities contributed to the venture.

(11)    Eliminate revenue and expenses associated with communities whose leases were terminated in the second quarter of 2012.  On May 29, 2012, we entered into an agreement that provides for, among other things, the early termination of leases for ten senior living facilities that were previously scheduled to terminate effective December 31, 2013.   The operations of those communities are now included in discontinued operations.

(12)    As our net deferred tax asset is offset by a full valuation allowance, no pro forma taxes have been attributed to the disposition nor discontinued operations.